SPDR® SERIES TRUST

SPDR® DORSEY WRIGHT® FIXED INCOME ALLOCATION ETF

(the “Fund”)

Supplement dated July 29, 2016, to the Fund’s Prospectus dated June 1, 2016

Effective immediately, the first four paragraphs of the section of the Fund’s Prospectus entitled “INDEX/TRADEMARK LICENSES/DISCLAIMERS,” beginning on page 30, are hereby deleted and replaced with the following:

The Index Provider is not affiliated with the Trust, the Adviser, the Fund’s Administrator, Sub-Administrator, Custodian, Transfer Agent, Distributor, or any of their respective affiliates. The Adviser (“Licensee”) has entered into a license agreement with the Index Provider pursuant to which the Adviser pays a fee to use the Index. The Adviser is sub-licensing rights to the Index to the Fund at no charge.

Dorsey Wright & Associates, LLC (collectively with its parent companies and affiliates, “Dorsey Wright”) licenses to the Adviser certain Dorsey Wright trademarks and trade names, and the Dorsey Wright Fixed Income Allocation Index (“Index”), for use by the Adviser. Such trademarks, trade names and Index have been created and developed by Dorsey Wright without regard to and independently of the Adviser, its business, its development of this product, and/or any prospective investor. The Adviser has arranged with Dorsey Wright to license the Index for possible inclusion in products which the Adviser independently develops and promotes. The licensing of any index to the Adviser is not an offer to purchase or sell, or a solicitation or an offer to buy any securities. A determination that any portion of an investor’s portfolio should be devoted to any product developed by the Adviser with reference to a Dorsey Wright index is a determination made solely by the investment adviser serving the investor or the investor himself, not Dorsey Wright or the Adviser.

The Fund is not sponsored or sold by Dorsey Wright. Dorsey Wright makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. Dorsey Wright licenses to the Adviser certain trademarks and trade names of Dorsey Wright and the Index, which is determined, composed and calculated by Dorsey Wright without regard to the Adviser or the Fund. Dorsey Wright has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the Index. Dorsey Wright is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be listed or in the determination or calculation of the equation by which the Fund is to be converted into cash. Dorsey Wright has no obligation or liability in connection with the administrating, marketing or trading of the Fund.

DORSEY WRIGHT DOES NOT GUARANTEE THE ACCURACY AND/OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND DORSEY WRIGHT SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DORSEY WRIGHT MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. DORSEY WRIGHT MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DORSEY WRIGHT HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS BETWEEN DORSEY WRIGHT AND THE ADVISER.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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